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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 22, 2004

                Date of Report (Date of earliest event reported)

                                 ORAGENICS, INC.

             (Exact name of registrant as specified in its charter)


            FLORIDA                   333-100568              59-3410522
-------------------------------  --------------------  ------------------------
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)         Identification No.)


                              12085 RESEARCH DRIVE
                             ALACHUA, FLORIDA 32615

           (Address of principal executive offices including zip code)


                                 (386) 418-4018

               Registrant's telephone number, including area code

                                      NONE
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         (Former name or former address, if changed since last report.)


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ITEM 7.           FINANCIAL INFORMATION AND EXHIBITS

                 -------------------- ------------------------------------------

                 EXHIBIT NO.          DESCRIPTION
                 -------------------- ------------------------------------------

                 99.1                 Press Release
                 -------------------- ------------------------------------------


ITEM 9.           REGULATION FD DISCLOSURE

         Oragenics, Inc. announces today that its common shares have been accepted for quotation on the OTC Bulletin Board under the stock symbol "OGEN."


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 22nd day of January, 2004.


                                         ORAGENICS, INC.
                                         (REGISTRANT)

                                          BY:     /s/ Mento A. Soponis
                                            ----------------------------------
                                                  Mento A. Soponis
                                                  President,    Principal
                                                  Executive Officer and a
                                                  member  of the Board of
                                                  Directors.